UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 2, 2023

AgeX Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-38519	82-1436829
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1101 Marina Village Parkway

Suite 201

Alameda, California 94501

(Address of principal executive offices)

(510) 671-8370

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	AGE	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in AgeX’s periodic reports filed with the Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors” and other filings that AgeX may make with the SEC. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, AgeX disclaims any intent or obligation to update these forward-looking statements.

References in this Report to “AgeX,” “we” or “us” refer to AgeX Therapeutics, Inc.

The description or discussion in this Form 8-K of any contract or agreement is a summary only and is qualified in all respects by reference to the full text of the applicable contract or agreement.

Item 1.01 – Entry in Material Definitive Agreement.

On June 2, 2023 AgeX and Juvenescence Limited (“Juvenescence”) entered into an amendment to the Amended and Restated Secured Convertible Promissory Note (the “Secured Note”), as previously amended by an Allonge and Second Amendment to Amended and Restated Convertible Promissory Note (the “Second Amendment”), to provide that (i) AgeX may draw on the available portion of the line of credit under the Secured Note until the earlier of the date a Qualified Offering as defined in the Secured Note is consummated by AgeX or October 31, 2023 (subject to Juvenescence’s discretion to approve each loan draw as provided in the Secured Note), (ii) AgeX will not be obligated to issue additional common stock purchase warrants to Juvenescence in connection with the receipt of loan funds made available pursuant to the Second Amendment, and (iii) the definition of Reverse Financing Condition is amended to extend to June 20, 2023 the referenced deadline for fulfillment of the condition to permit borrowing or other incurrence of indebtedness by Reverse Bioengineering, Inc.

The terms of the June 2, 2023 amendment of the Secured Note are set forth in a Third Amendment to Amended and Restated Convertible Promissory Note (the “Third Amendment’). The description or discussion of the Third Amendment in this Form 8-K is a summary only, does not purport to be a complete statement of the terms and conditions of the Third Amendment, and is qualified in all respects by reference to the full text of the Third Amendment which is filed as an Exhibit to this Report and is incorporated by reference into this Report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 7, 2023, AgeX drew $500,000 of its credit available under the Secured Note as most recently amended by the Third Amendment.

The Repayment Date on which the outstanding principal balance of the Secured Note will become due and payable shall be February 14, 2024. The other material terms of the Secured Note are summarized in AgeX’s Quarterly Report on Form 10-Q filed with the SEC on May 12, 2023 and in Item 1.01 of this Report.

Item 9.01 - Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Third Amendment to Amended and Restated Secured Convertible Promissory Note, dated June 2, 2023, executed by AgeX Therapeutics, Inc. and Juvenescence Limited.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEX THERAPEUTICS, INC.

Date: June 8, 2023	By:	/s/ Andrea E. Park
Chief Financial Officer

3